Execution Version

AMENDMENT NO. 4 TO CREDIT AGREEMENT
This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Agreement”), dated as of February 2, 2017, is by and among BARNES GROUP INC. (“BGI”), a Delaware corporation having its principal place of business at 123 Main Street, P.O. Box 489, Bristol, Connecticut 06011, BARNES GROUP SWITZERLAND GMBH, a limited liability company organized under the laws of Switzerland and an indirect, wholly-owned Subsidiary of BGI, registered at Alte Haslenstrasse 29, 9053 Teufen, Switzerland, acting through its Nevis Branch having its registered office at 1426 Palm Grove, Four Seasons Estates, St. Kitts & Nevis, West Indies (“Barnes Switzerland”), BARNES GROUP ACQUISITION GMBH, a limited liability company incorporated under the laws of Germany and an indirect, wholly-owned Subsidiary of BGI, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Freiburg i.Br. under HRB 710836 (“Barnes Germany”), and BARNES GROUP LUXEMBOURG (NO. 1) S.À R.L., a private limited liability company organized under the laws of the Grand Duchy of Luxembourg and a wholly-owned Subsidiary of BGI, having it registered office at 33, rue du Puits Romain, L-8070 Bertrange, Grand-Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register under number B111817 (“Barnes Luxembourg” and, together with BGI, Barnes Switzerland and Barnes Germany, the “Borrowers”, and each individually, a “Borrower”), and BANK OF AMERICA, N.A. (“Bank of America”), a national banking association, and the other lending institutions signatory hereto (the “Lenders”), and Bank of America, as administrative agent for itself and such other lending institutions (the “Administrative Agent”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, JPMorgan Chase Bank, N.A. and Citizens Bank, N.A., as Co-Lead Arrangers (the “Lead Arrangers”), JPMorgan Chase Bank, N.A. and Citizens Bank, N.A., as Co-Syndication Agents (the “Syndication Agents”), and Branch Bank & Trust Company, TD Bank, N.A. and Wells Fargo Bank, National Association, as Co-Documentation Agents (the “Documentation Agents”).
WHEREAS, the Borrowers, the Lenders, the other lending institutions from time to time party thereto and the Administrative Agent are parties to that certain Fifth Amended and Restated $750,000,000 Senior Unsecured Revolving Credit Agreement, dated as of September 27, 2011 (as amended by that certain Consent dated as of July 10, 2012, that certain Amendment No. 1 and Consent dated as of February 22, 2013, that certain Amendment No. 2 and Joinder date as of September 27, 2013, that certain Amendment No. 3 dated as of October 15, 2014 and as further amended by this Agreement as of the Agreement Effective Date, the “Credit Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers; and
WHEREAS, at the request of the Borrowers, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement, upon the terms and conditions herein contained;
NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
§1.    Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 below:
(a)        The Credit Agreement (excluding any Schedules or Exhibits attached thereto) is hereby amended in its entirety with the document attached hereto as Annex A.
(b)        Exhibit B-2 to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit B-2 (Form of Swing Line Loan Request) attached hereto as Annex B.
(c)        Exhibit C to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit C (Form of Compliance Certificate) attached hereto as Annex C.
(d)        New Exhibits J(1)-(4) (Forms of Tax Compliance Certificates) to the Credit Agreement is hereby added to the Credit Agreement in the form attached hereto as Annex D.
(e)         Schedule 1 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1 (Lenders and Commitments) attached hereto as Annex E.
§2.Representations and Warranties. As of the Agreement Effective Date (as defined below), each of the Borrowers and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:
(a)    Representations and Warranties in Credit Agreement. The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects when made (other than any representation and warranty that is expressly qualified by materiality, in which case such representation and warranty is true and correct in all respects), and continue to be true and correct on the Agreement Effective Date, except for any such representations or warranties which by their terms refer to a specific date.
(b)    Authority, Etc. The execution and delivery by each of the Borrowers and the Guarantors of this Agreement and the performance by each of the Borrowers and the Guarantors of all of its respective agreements and obligations of this Agreement and the other documents delivered in connection therewith (collectively, the “Agreement Documents”), the Credit Agreement as modified hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower and such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor or any provision of the Governing Documents of such Borrower or such Guarantor, (iv) do not conflict with any agreement or other instrument binding upon, such Borrower or such Guarantor, except where any such conflict would not have a Material Adverse Effect, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.
(c)    Enforceability of Obligations. This Agreement, the Agreement Documents, the Credit Agreement as modified hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms.
(d)    No Default. Immediately before and after giving effect to this Agreement, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.
§3.    Affirmation of Borrowers and Guarantors.
(a)    Each Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Administrative Agent the Revolving Credit Loans, the Swing Line Loans, the Reimbursement Obligations and all other amounts due under the Notes, the Letters of Credit, the Credit Agreement as modified hereby and the other Loan Documents, at the times and in the amounts provided for therein. Each Borrower confirms and agrees that all references to the term “Credit Agreement” in the other Loan Documents shall hereafter refer to the Credit Agreement as modified hereby.
(b)    Each of the undersigned Guarantors hereby acknowledges that it has read and is aware of the provisions of this Agreement. Each such Guarantor hereby reaffirms its absolute and unconditional guaranty of the applicable Borrower’s payment and performance of its obligations to the Lenders and the Administrative Agent under the Credit Agreement as modified hereby. Each Guarantor hereby confirms and agrees that all references to the term “Credit Agreement” in the Guaranty to which it is a party shall hereafter refer to the Credit Agreement as modified hereby.
§4.    Conditions to Effectiveness. This Agreement shall not become effective until each of the following conditions is satisfied (the date, if any, on which such conditions shall have first been satisfied being referred to herein as the “Agreement Effective Date”):
(a)    Agreement Documents, Etc. Each of (i) this Agreement, (ii) the Notes executed by the Borrowers in favor of each of the Lenders requesting Notes, and (iii) the other Agreement Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders.
(b)    Certified Copies of Governing Documents; Good Standing. The Administrative Agent shall have received from each of the Borrowers a copy, certified by a duly authorized officer of such Borrower to be true and complete on the Agreement Effective Date, of (i) each such Borrower’s Governing Documents as in effect on such date of certification and (ii) the good standing, existence or its equivalent of such Borrower, dated as of a recent date of the Agreement Effective Date.
(c)    Corporate or Other Action. All corporate (or other) action necessary for the valid execution, delivery and performance by each of the Borrowers of this Agreement, the other Agreement Documents and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.
(d)    Incumbency Certificate. The Administrative Agent shall have received from each of the Borrowers an incumbency certificate, dated as of the Agreement Effective Date, signed by a duly authorized officer of such Borrower, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign this Agreement, each of the other Agreement Documents and the other Loan Documents, (ii) to make Loan Requests and Conversion Requests and to apply for Letters of Credit, and (iii) to give notices and to take other action under the Agreement Documents and the other Loan Documents.
(e)    No Material Adverse Change. No change in the business, properties, assets or financial condition of the Borrowers and their Subsidiaries taken as a whole which would be reasonably likely to result in a Material Adverse Effect shall have occurred since December 31, 2015.
(f)    Opinions of Counsel. Each of the Lenders and the Administrative Agent shall have received (i) favorable legal opinions addressed to the Lenders and the Administrative Agent, dated as of the Agreement Effective Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from James P. Berklas, General Counsel, and Gibson, Dunn & Cutcher LLP, special counsel to the Borrowers, (ii) a favorable legal opinion, addressed to the Lenders and the Administrative Agent, dated as of the Agreement Effective Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from Weidema van Tol, special Luxembourg counsel to the Borrowers, (iii) a favorable legal opinion, addressed to the Lenders and the Administrative Agent, dated as of the Agreement Effective Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from Vischer LLC, special Swiss counsel to the Borrowers, and (iv) a favorable legal opinion, addressed to the Lenders and the Administrative Agent, dated as of the Agreement Effective Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from GvW Graf von Westphalen, special German counsel to the Borrowers.
(g)    Payment of Fees. The Borrowers shall have paid to the Administrative Agent (i) all fees and expenses due and owing to the Administrative Agent and the Lenders pursuant to the Engagement Letter dated as January 10, 2017 and (ii) all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Agreement (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel) due and payable on or prior to the Agreement Effective Date.
§1.        Satisfaction of Conditions. Without limiting the generality of the foregoing Section 5, for purposes of determining compliance with the conditions specified in Section 5, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.
§2.        Miscellaneous Provisions.
(a)        For purposes of determining withholding Taxes imposed under FATCA, from and after the Agreement Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(b)        This Agreement shall constitute one of the Loan Documents referred to in the Credit Agreement. Except as otherwise expressly provided by this Agreement, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as modified hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument. Nothing contained in this Agreement shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future consents, amendments or waivers with respect to any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents.
(c)        THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW §5-1401, BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH BORROWER CONSENTS AND AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT AND CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION, LITIGATION OR PROCEEDING BEING MADE UPON SUCH BORROWER IN ACCORDANCE WITH LAW AT THE ADDRESS SPECIFIED IN THE CREDIT AGREEMENT. EACH BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.
(d)        This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Headings or captions used in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as an agreement as of the date first written above.

BARNES GROUP INC.

By: /s/ Michael V. Kennedy
Name: Michael V. Kennedy
Title: Vice President of Tax and Treasury

BARNES GROUP SWITZERLAND GmbH, Nevis Branch
By: /s/ Michael V. Kennedy
Name: Michael V. Kennedy
Title: Managing Director

BARNES GROUP ACQUISITION GmbH
By: /s/ Michael V. Kennedy

Name:	Michael V. Kennedy

Title:	Managing Director

BARNES GROUP LUXEMBOURG (NO. 1) S.À R.L.
By: /s/ Michael V. Kennedy
Name: Michael V. Kennedy
Title: Class B Manager

BANK OF AMERICA, N.A., individually, as a Lender, Issuing Bank and as Swing Line Lender
By: /s/ Christopher T. Phelan
Name: Christopher T. Phelan
Title: Senior Vice President
BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Christopher T. Phelan
Name: Christopher T. Phelan
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By: /s/ Peter M. Killea
Name: Peter M. Killea
Title: Executive Director
CITIZENS BANK, N.A., as a Lender
By: /s/ Donald A. Wright
Name: Donald A. Wright
Title: Senior Vice President
WELLS FARGO BANK, N.A., as a Lender
By: /s/ Kurt A. Filosa
Name: Kurt A. Filosa
Title: Vice President

BRANCH BANKING & TRUST COMPANY, as a Lender
By: /s/ Matthew J. Davis
Name: Matthew J. Davis
Title: Senior Vice President
TD BANK, N.A., as a Lender
By: /s/ M. Bernadette Collins
Name: M. Bernadette Collins
Title: SVP
THE BANK OF NEW YORK MELLON, as a Lender
By: /s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Vice President
HSBC BANK USA, N.A., as a Lender
By: /s/ Senarath P. Weerasinghe
Name: Senarath P. Weerasinghe
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Ken Gorski
Name: Ken Gorski
Title: Vice President
DBS BANK LTD., as a Lender
By: /s/ Yeo How Ngee
Name: Yeo How Ngee
Title: Managing Director
THE HUNTINGTON NATIONAL BANK, as a Lender
By: /s/ Jared Shaner
Name: Jared Shaner
Title: Vice President
THE NORTHERN TRUST COMPANY, as a Lender
By: /s/ Eric Siebert
Name: Eric Siebert
Title: SVP
WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ George G. Sims
Name: George G. Sims
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Robert M. Martin
Name: Robert M. Martin
Title: Senior Vice President

ANNEX A

Credit Agreement

[See Attached]

ANNEX B

Exhibit B-2 to the Credit Agreement

Form of Swing Line Loan Request

[See Attached]

ANNEX C

Exhibit C to the Credit Agreement

Form of Compliance Certificate

[See Attached]

ANNEX D

Forms of Tax Compliance Certificates

ANNEX E

Schedule 1 to Credit Agreement

Lenders and Commitments